MORTGAGE CAPITAL FUNDING, INC.                                                            STATE STREET CORPORATE TRUST
MULTIFAMILY/COMMERCIAL PASS-THROUGH CERTIFICATES                                          WEB: corporatetrust.statestreet.com
SERIES 1998-MC2                                                                           PAYMENT  SEPTEMBER 18,  1998
CITIBANK / J.P. MORGAN & CO.                                                              REPORT   B273-01

DISTRIBUTION OF CURRENT SCHEDULED PRINCIPAL BALANCES

--------------------------------------------------------------------------------------------------------------------------------
             Current                                                                        Weighted Averages
           Scheduled         # of                                  % Tot                   -----------------
           Principal          Mtg              Sched Prin          Sched                          Mnths           Mort
             Balance         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
 less than 999,999.99          10                7,995,002           0.79%           1.61         136.40          7.265
       1,000,000.00+           35               49,197,367           4.89%           1.47         134.31          7.459
       1,750,000.00+           26               56,440,637           5.61%           1.38         139.83          7.459
       2,500,000.00+           34              122,593,101          12.18%           1.46         129.31          7.526
       5,000,000.00+           13               80,558,326           8.00%           1.33         140.03          7.369
       7,500,000.00+           10               89,576,613           8.90%           1.39         115.83          7.286
      10,000,000.00+           11              140,017,251          13.91%           1.36         128.40          7.172
      15,000,000.00+            6              170,976,723          16.99%           1.18         150.33          7.513
     100,000,000.00+            2              289,226,567          28.73%           1.54         114.12          6.915
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF CURRENT MORTGAGE INTEREST RATES

--------------------------------------------------------------------------------------------------------------------------------
             Current                                                                        Weighted Averages
            Mortgage         # of                                  % Tot                   -----------------
            Interest          Mtg              Sched Prin          Sched                          Mnths           Mort
                Rate         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
  less than 6.999%             10              175,068,585          17.39%           1.69         117.63          6.763
            7.000% +           43              388,946,879          38.64%           1.34         113.22          7.091
            7.250% +           35              136,995,931          13.61%           1.45         124.83          7.352
            7.500% +           52              281,164,806          27.93%           1.28         158.45          7.650
            8.000% +            4               16,992,065           1.69%           1.33         124.64          8.157
            8.500% +            2                5,849,822           0.58%           1.71         191.57          8.707
            9.000% +            1                1,563,499           0.16%           1.46         172.00          9.020
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING STATED TERM (BALLOON LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
           Remaining                                                                        Weighted Averages
              Stated         # of                                  % Tot                   -----------------
                Term          Mtg              Sched Prin          Sched                          Mnths           Mort
            (Months)         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
        less than 36            -                        -           0.00%           0.00           0.00          0.000
               37-96            4               16,078,830           1.83%           1.25          77.04          7.188
              97-120          109              799,053,272          91.18%           1.44         114.27          7.159
             121-180            7               46,646,200           5.32%           1.33         170.30          7.681
                180+            2               14,579,753           1.66%           1.21         207.88          7.682
--------------------------------------------------------------------------------------------------------------------------------
Total                         122              876,358,054         100.00%           1.43         118.13          7.196
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING STATED TERM (FULLY AMORTIZING LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
           Remaining                                                                        Weighted Averages
              Stated         # of                                  % Tot                   -----------------
                Term          Mtg              Sched Prin          Sched                          Mnths           Mort
            (Months)         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
        less than 36            -                        -           0.00%           0.00           0.00           -
               37-96            -                        -           0.00%           0.00           0.00           -
              97-120            3               13,463,658          10.34%           1.33         114.79         7.252
             121-180            5               19,423,802          14.92%           1.24         171.79         7.603
                180+           17               97,336,073          74.75%           1.22         219.68         7.727
--------------------------------------------------------------------------------------------------------------------------------
Total                          25              130,223,533         100.00%           1.23         201.70         7.660
--------------------------------------------------------------------------------------------------------------------------------

MORTGAGE CAPITAL FUNDING, INC.                                                            STATE STREET CORPORATE TRUST
MULTIFAMILY/COMMERCIAL PASS-THROUGH CERTIFICATES                                          WEB: corporatetrust.statestreet.com
SERIES 1998-MC2                                                                           PAYMENT  SEPTEMBER 18,  1998
CITIBANK / J.P. MORGAN & CO.                                                              REPORT   B273-02

DISTRIBUTION BY STATE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
                             # of                                  % Tot                   -----------------
                              Mtg              Sched Prin          Sched                          Mnths           Mort
              States         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
New York                        4              192,656,684          19.14%           1.35         113.10          7.054
California                     18              116,808,882          11.60%           1.22         158.91          7.697
Minnesota                       3              111,914,568          11.12%           1.85         118.17          6.766
Georgia                         8               64,546,075           6.41%           1.41         112.31          7.284
Illinois                        7               63,404,198           6.30%           1.27         106.91          7.187
Texas                          11               53,679,855           5.33%           1.36         144.03          7.498
Florida                         8               32,948,236           3.27%           1.37         114.76          7.347
Ohio                           13               30,763,173           3.06%           1.30         226.16          7.558
Massachusetts                   5               29,023,775           2.88%           1.36         116.00          7.216
Michigan                        7               24,733,057           2.46%           1.45         112.67          7.266
Other                          63              286,103,083          28.42%           1.38         131.28          7.327
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted Averages
                            # of                                  % Tot                   -----------------
            Property         Mtg              Sched Prin          Sched                          Mnths           Mort
               Types        Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
Office                         29              347,927,301          34.57%           1.29         129.86          7.297
Multifamily                    35              225,040,876          22.36%           1.33         117.81          7.117
Retail                         44              192,184,045          19.09%           1.35         148.64          7.449
Mixed-Use                       5              115,629,545          11.49%           1.83         115.93          6.747
Hotel                          17               74,884,421           7.44%           1.58         134.55          7.632
Industrial                     10               24,428,986           2.43%           1.39         117.32          7.534
Health Care                     4               21,291,218           2.12%           1.44         115.16          7.345
Mobile Home Park                2                3,658,076           0.36%           1.24         103.15          7.539
Nursing Home                    1                1537120.5           0.15%           2.73         229.00          7.850
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF SEASONING

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
                             # of                                  % Tot                   -----------------
           Seasoning          Mtg              Sched Prin          Sched                          Mnths           Mort
            (Months)         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
                0-12          145              951,219,649          94.50%           1.42         124.57          7.218
               13-36            2               55,361,938           5.50%           1.07         203.92          7.901
               37-60            0                        -           0.00%           0.00           0.00          0.000
               61-84            0                        -           0.00%           0.00           0.00          0.000
              85-120            0                        -           0.00%           0.00           0.00          0.000
             121-180            0                        -           0.00%           0.00           0.00          0.000
                181+            0                        -           0.00%           0.00           0.00          0.000
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF AMORTIZATION TYPE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
                             # of                                  % Tot                   -----------------
        Amortization          Mtg              Sched Prin          Sched                          Mnths           Mort
                Type         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
Balloon                       122              876,358,054          87.06%           1.43         118.13          7.196
ARD                             0                        -           0.00%           0.00           0.00          0.000
Fully Amortizing               24               79,023,533           7.85%           1.35         198.26          7.530
IO/Amortizing                   1               51,200,000           5.09%           1.05         207.00          7.860
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

MORTGAGE CAPITAL FUNDING, INC.                                                            STATE STREET CORPORATE TRUST
MULTIFAMILY/COMMERCIAL PASS-THROUGH CERTIFICATES                                          WEB: corporatetrust.statestreet.com
SERIES 1998-MC2                                                                           PAYMENT  SEPTEMBER 18,  1998
CITIBANK / J.P. MORGAN & CO.                                                              REPORT   B273-03

DISTRIBUTION OF ORIGINAL TERM TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
            Original         # of                                  % Tot                   -----------------
             Term to          Mtg              Sched Prin          Sched                          Mnths           Mort
            Maturity         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
0-84                            0                        -           0.00%           0.00           0.00          0.000
85-120                          0                        -           0.00%           0.00           0.00          0.000
121-180                         7               26,550,859           2.64%           1.27         171.35          7.446
181+240                        24              118,947,929          11.82%           1.25         201.57          7.690
241+                          116              861,082,799          85.55%           1.43         117.60          7.190
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF DEBT SERVICE COVERAGE RATIO AT CLOSING

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
                             # of                                  % Tot                   -----------------
                              Mtg              Sched Prin          Sched                          Mnths           Mort
                DSCR         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
     less than 0.000            0                        -           0.00%           0.00           0.00          0.000
         0.000-1.109            3               53,950,394           5.36%           1.05         205.24          7.836
         1.110-1.199            7               55,460,674           5.51%           1.17         134.65          7.305
         1.200-1.299           38              236,005,147          23.45%           1.25         136.80          7.396
         1.300-1.399           37              340,266,255          33.80%           1.34         117.87          7.178
         1.400-1.499           22               68,877,627           6.84%           1.45         119.92          7.342
         1.500-1.599           18               83,824,178           8.33%           1.53         116.65          7.293
         1.600-1.799            9               26,882,149           2.67%           1.66         135.80          7.311
         1.800-1.999            8              135,216,218          13.43%           1.86         120.47          6.871
              2.000+            5                6,098,944           0.61%           2.42         143.46          7.436
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF LTV AT CLOSING

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted Averages
                             # of                                  % Tot                   -----------------
                              Mtg              Sched Prin          Sched                          Mnths           Mort
                 LTV         Props.              Balance             Bal            DSCR*         to Mat          Rate
--------------------------------------------------------------------------------------------------------------------------------
       Not populated            0                        -           0.00%           0.00           0.00          0.000
    less than 24.999            0                        -           0.00%           0.00           0.00          0.000
             25.000+            4                4,837,596           0.48%           1.73         133.68          7.863
             50.000+           15              152,276,923          15.13%           1.78         120.01          6.911
             60.000+           10               46,234,027           4.59%           1.55         122.61          7.454
             65.000+           20               75,713,845           7.52%           1.39         121.06          7.475
             70.000+           45              200,416,109          19.91%           1.37         145.13          7.472
             75.000+           35              432,607,416          42.98%           1.29         125.58          7.206
             80.000+           18               94,495,672           9.39%           1.28         133.52          7.278
--------------------------------------------------------------------------------------------------------------------------------
Total                         147            1,006,581,587         100.00%           1.40         128.94          7.256
--------------------------------------------------------------------------------------------------------------------------------

* At Closing

NOTE: Reduction in loan count is due to the combining of the following loans from 7/1998 to 8/1998
Loan #904005 and Loan #904150 combine to loan #904005
Loan #904053 and Loan #904075 combine to loan #904053
Loan #904146 and Loan #904155 combine to loan #904146

Increase in weighted average months to maturity is due to corrected maturity dates from 7/1998 to 8/1998